   As filed with the Securities and Exchange Commission on April 15, 2004



                                                        File Nos. 333-66106
                                                                  811-07727



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                               [ ]

                           Pre-Effective Amendment No.                       [ ]



                        Post-Effective Amendment No. 6                       [X]
                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                             [ ]



                                Amendment No. 7
                        (Check appropriate box or boxes)                     [X]



                         VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)


                     AIG SunAmerica Life Assurance Company
                            ("AIG SunAmerica Life")
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

                Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                            Christine A. Nixon, Esq.
                              AIG SunAmerica Life
                              1 SunAmerica Center
                       Los Angeles, California 90067-6022
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485;


[X] on May 3, 2004 pursuant to paragraph (b) of Rule 485;


[ ] 60 days after filing pursuant to paragraph (a) of Rule 485;

[ ] on                pursuant to paragraph (a) of Rule 485.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
------------------------------------------------------------------------------
                          VARIABLE ANNUITY ACCOUNT FIVE
                               SUPPLEMENT TO THE:

                SEASONS TRIPLE ELITE VARIABLE ANNUITY PROSPECTUS
                             ((J-2731-PRO (R 4/04))
                              DATED OCTOBER 6, 2003
------------------------------------------------------------------------------

THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

THE DATE OF THE PROSPECTUS HAS BEEN CHANGED TO MAY 3, 2004.

ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO MAY 3, 2004.

THE FOLLOWING REPLACES THE FEE TABLES ON PAGE 7 OF THE PROSPECTUS:

                                   FEE TABLES
==============================================================================
THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS, OR SURRENDER THE CONTRACT.

MAXIMUM OWNER TRANSACTION EXPENSES
Maximum Withdrawal Charges (as a percentage of each Purchase Payment)(1) ....7%

TRANSFER FEE
No charge for the first 15 transfers each contract year; thereafter, the fee is $25 ($10 in Pennsylvania and Texas) per transfer.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE

$35 ($30 in North Dakota) waived if contract value $50,000 or more.

SEPARATE ACCOUNT ANNUAL EXPENSES

  (DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

 Mortality and Expense Risk Fees .................................          1.40%
 Distribution Expense Fee ........................................          0.15%
 Optional Seasons Estate Advantage Fee(2) ........................          0.25%
 Optional Earnings Advantage Fee(3) ..............................          0.15%
                                                                            ----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES ...........................          1.95%
                                                                            ====

ADDITIONAL OPTIONAL FEATURE FEE

    You may elect one of the following optional features: Seasons Income Rewards, Seasons Promise or Income Protector.

OPTIONAL SEASONS INCOME REWARDS FEE

Contract Year                                      Annualized Fee(5)
-------------                                      --------------
 0-7 ..............................................     0.65%
 8+ ...............................................     0.45%

OPTIONAL SEASONS PROMISE FEE

Contract Year                                      Annualized Fee(6),(7)
----------------                                   ---------------------
 0-5 ..............................................        0.65%
 6-10 .............................................        0.45%
 11+ ..............................................        none

OPTIONAL INCOME PROTECTOR FEE

Annual Fee as a % of your
Income Benefit Base(4) ...........................................          0.10%

Footnotes to the Fee Table:

(1) Withdrawal Charge Schedule as a percentage of each Purchase Payment) declines over 3 years as follows

     YEARS:  ............................................................   1       2        3      4+
                                                                            7%      6%       6%     0%

(2) Seasons Estate Advantage, which offers a choice of two enhanced death benefits and an Earnings Advantage benefit is optional and if elected, the fee is an annualized charge that is deducted daily from your contract value.

(3) Earnings Advantage, an enhanced death benefit feature, which is described more fully in the prospectus is optional and if elected, the fee is an annualized charge that is deducted daily from daily net asset value. The Earnings Advantage can only be elected if the Seasons Estate Advantage is also elected.

(4) The Income Protector is optional and if elected, the fee is deducted annually from your contract value. The Income Benefit Base, which is described more fully in the prospectus is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.

(5) The Seasons Income Rewards feature is generally optional and if elected, the fee is calculated as a percentage of your Purchase Payment received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.

(6) The Seasons Promise feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

(7) If you are a resident of Washington or Oregon, the following charges apply:
0.65% for Years 0-7, 0.30% for Years 8-10, and no charge for Years 11+.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

TOTAL ANNUAL TRUST OPERATING EXPENSES                                   MINIMUM         MAXIMUM
-------------------------------------                                   -------         -------
(expenses that are deducted from underlying portfolios of the Trusts, including management fees, other expenses and 12b-1 fees if
applicable) ..........................................................    1.01%           3.36%

THE FOLLOWING REPLACES THE EXAMPLES LISTED UNDER THE SECTION ENTITLED MAXIMUM EXPENSE EXAMPLES ON PAGE 8 OF THE PROSPECTUS:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.95%, including Seasons Estate Advantage (with Earnings Advantage) and investment in an underlying portfolio with total expenses of 3.36%).

(1) If you surrender your contract at the end of the applicable time period and you elect the optional Seasons Estate Advantage (and Earnings Advantage) and Seasons Income Rewards (0.65% for years 0-7, and 0.45% for years 8+) features:

               1 YEAR              3 YEARS               5 YEARS               10 YEARS
     =======================================================================================
               $1,298              $2,376                $2,930                 $5,665
     =======================================================================================

(2)  If you annuitize your contract:

               1 YEAR              3 YEARS               5 YEARS               10 YEARS
     =======================================================================================
                 $491               $1,475                $2,461                 $4,932
     =======================================================================================

(3) If you do not surrender your contract and you elect the optional Seasons Estate Advantage (and Earnings Advantage) and Seasons Income Rewards (0.65% for years 0-7, and 0.45% for years 8+) features:

               1 YEAR              3 YEARS               5 YEARS               10 YEARS
     ======================================================================================
                 $598               $1,776                $2,930                 $5,665
     ======================================================================================

THE FOLLOWING SENTENCE SHOULD REPLACE ITEM 3 IN THE SECTION ENTITLED EXPLANATION OF FEE TABLES AND EXAMPLES ON PAGE 8 OF THE PROSPECTUS:

3. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features a being offered. If you elected the Income Protector or Seasons Promise features, instead of the Seasons Income Rewards feature, your expenses would be lower than those shown in these tables. The fee for the Seasons Income Rewards, Seasons Promise and Income Protector features are not calculated as a percentage of your daily net asset value, but on other calculations more fully described in the prospectus.

THE FOLLOWING REPLACES THE SECTION ENTITLED SEASONS PROMISE FEE IN THE SEASONS PROMISE SECTION ON PAGE 12 OF THE PROSPECTUS:

         THE SEASONS PROMISE FEE

Seasons Promise is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. The full quarterly charge will be deducted at the time of annuitization prior to the end of the waiting period, even though no Seasons Promise benefit is payable. Once the feature is terminated, as discussed above, the charge will no longer be deducted. The annual fee is:

Contract Year                                                    Annualized Fee*
-------------                                                    ---------------
0-5 ................................................................   0.65%
6-10 ...............................................................   0.45%
11+ ................................................................   none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

THE FOLLOWING REPLACES THE OPTIONAL SEASONS PROMISE FEE SECTION IN THE EXPENSE SECTION ON PAGE 28 OF THE PROSPECTUS:

OPTIONAL SEASONS PROMISE FEE

The fee for the Seasons Promise feature is as follows:

Contract Year                                                    Annualized Fee*
-------------                                                    ---------------
0-5 ...............................................................    0.65%
6-10 ..............................................................    0.45%
11+ ...............................................................    none

The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value.

*The annual fee for Washington or Oregon Residents is 0.65% for Years 0-7, 0.30% for Years 8-10, and no charge for Years 11+.

THE FOLLOWING SECTION IS ADDED ABOVE THE SEASONS PROMISE SECTION ON PAGE 10 OF THE PROSPECTUS.

SEASONS INCOME REWARDS FEATURE

What is Seasons Income Rewards?

Seasons Income Rewards is an optional feature available only on contracts issued on or after May 3, 2004 and subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Seasons Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance.

How can I elect the feature?

You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your BENEFIT EFFECTIVE DATE. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the BENEFIT AVAILABILITY DATE. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date. Generally, once you elect the feature, it cannot be canceled. The Seasons Income Rewards has rules and restrictions that are discussed more fully below.

How is the benefit calculated?

There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.

First, we determine the ELIGIBLE PURCHASE PAYMENTS according to the table below.


 TIME ELAPSED SINCE
BENEFIT EFFECTIVE DATE   PERCENTAGE OF ELIGIBLE PURCHASE PAYMENTS
-----------------------------------------------------------------
 0-90 Days                                  100%
-----------------------------------------------------------------
 91 Days +                                    0%
-----------------------------------------------------------------

Second, we determine the WITHDRAWAL BENEFIT BASE ("WBB"). The WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a STEP UP AMOUNT which is calculated as a specified percentage of the WBB on the Benefit Availability Date. The Step-Up Amount is not a considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefit, contract values or annuitization value.

Fourth, we determine the STEPPED-UP BENEFIT BASE ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA") which is a stated percentage of the WBB.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.

The table below is a summary of the two Seasons Income Rewards options we are offering as applicable on the Benefit Availability Date:

                                                                        MWP (IF
                                                                          MAWA
                       BENEFIT                                            TAKEN
                    AVAILABILITY          STEP-UP           MAWA          EACH
                        DATE              AMOUNT         PERCENTAGE       YEAR)
--------------------------------------------------------------------------------
 Option 1       3 years following    10% of WBB       10% of WBB       11 years
                Benefit Effective
                Date
--------------------------------------------------------------------------------
 Option 2       5 Years following    20% of WBB       10% of WBB       12 years
                Benefit Effective
                Date
--------------------------------------------------------------------------------

     Example 1:

     Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date. Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% x $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 x 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed.

 TIME ELAPSED SINCE THE
 BENEFIT EFFECTIVE DATE       ANNUALIZED FEE
 ---------------------------------------------
  0-7 years                    0.65% of WBB
 ---------------------------------------------
  8+ years                     0.45% of WBB
 ---------------------------------------------

What is the effect of withdrawals on Seasons Income Rewards?

The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is depleted, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Seasons Income Rewards through the calculations below:

     CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.

     WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal.

     Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows: If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or
     (b), where:

         a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

         b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

     SBB: Since withdrawals prior to the Benefit Availability Date reduce the WBB proportionately, the SBB will likewise be reduced proportionately during that period of time.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:

         a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

         b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

     MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.

     MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.

     During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.

     Example 2 - Impact of Withdrawals prior to the Benefit Availability Date:

     Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 -- (10% x 100,000) = $90,000). Your SBB on the Benefit
     Availability Date is your WBB plus a Step-Up Amount calculated as 20% of your WBB (20% x $90,000 = $18,000). The SBB equals $108,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 12 years ($108,000/$9,000 = 12).

     Example 3 - Impact of Withdrawals less than or equal to MAWA after the
                 Benefit Availability Date:

     Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

     Example 4 - Impact of Withdrawals in excess of MAWA after the Benefit
                 Availability Date:

     Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 -- $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB ($120,000 -- $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($125,000/$5,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.

What happens if my contract value is reduced to zero?

     If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Seasons Income Rewards feature. While a benefit is payable under Seasons Income Rewards until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Seasons Income Rewards, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.

To receive your remaining Seasons Income Rewards benefit, you may select one of the following options:

         a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or

         b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or

         c.  any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A spousal beneficiary of the original owner may elect to continue or cancel Seasons Income Rewards and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. See SPOUSAL CONTINUATION below.

Can my non-spousal beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.

Can Seasons Income Rewards be canceled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

     1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or

     2.  SBB is equal to zero; or

     3.  Annuitization of the contract; or

     4.  Full Surrender of the contract; or

     5.  Death benefit is paid; or

     6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

Important Information

The Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Seasons Income Rewards does not guarantee a withdrawal of a majority of those payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.

If you need to or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Seasons Income Rewards. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.

The Seasons Income Rewards cannot be elected if you elect the Seasons Promise or Income Protector features. We reserve the right to limit the maximum WBB to $1 million. Seasons Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Seasons Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative.

For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Seasons Income Rewards. We reserve the right to modify, suspend or terminate Seasons Income Rewards (in its entirety or any component) at any time for prospectively issued contracts.

THE FOLLOWING REPLACES THE TRANSFERS DURING THE ACCUMULATION PHASE SECTION ON PAGE 18 OF THE PROSPECTUS:


         TRANSFERS DURING THE ACCUMULATION PHASE


During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the New York Stock Exchange ("NYSE") closes, generally at 1:00 p.m. Pacific Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.


This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.


In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges.

Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:

     o   the number of transfers made in a defined period;

     o   the dollar amount of the transfer;

     o   the total assets of the Variable Portfolio involved in the transfer;

     o the investment objectives of the particular Variable Portfolios involved in your transfers; and/or

     o whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. For most products use the following sentences: We allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 15 free transfers per contract year.

All transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.

We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.


We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.


Date: May 3, 2004

                Please keep this Supplement with your Prospectus.

                         VARIABLE ANNUITY ACCOUNT FIVE


                              Cross Reference Sheet

                               PART A - PROSPECTUS


Incorporated herein by reference to Post-Effective Amendment No. 5 under the Securities Act of 1933 (the 33 Act) and Amendment No. 6 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file Nos. 333-66106 and 811-07727, filed on Form N-4 on September 25, 2003, accession No. 0000950148-03-002355.

               PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                             Caption
-----------------------                             -------
15.     Cover Page.............................     Cover Page

16.     Table of Contents......................     Table of Contents

17.     General Information and History........     The Variable Annuity (P);
                                                    Separate Account; General
                                                    Account; Investment Options (P);
                                                    Other Information

18.     Services...............................     Other Information (P)

19.     Purchase of Securities Being Offered...     Purchasing the
                                                    Variable Annuity Contract (P)

20.     Underwriters...........................     Distribution of Contracts

21.     Calculation of Performance Data........     Performance Data

22.     Annuity Payments.......................     Income Options (P);
                                                    Income Payments;
                                                    Annuity Unit Values

23.     Financial Statements...................     Depositor: Other
                                                    Information - Financial
                                                    Statements; Registrant:
                                                    Financial Statements

                                     PART C


        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                       STATEMENT OF ADDITIONAL INFORMATION

          FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY

                         VARIABLE ANNUITY ACCOUNT FIVE
                     Seasons Triple Elite Variable Annuity

                DEPOSITOR: AIG SunAmerica Life Assurance Company


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 3, 2004, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:


                     AIG SunAmerica Life Assurance Company
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299



    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 3, 2004.

TABLE OF CONTENTS
Separate Account............................................    3

General Account.............................................    3

Performance Data............................................    3

Annuity Payments............................................    6

Annuity Unit Values.........................................    6

Taxes.......................................................    9

Distribution of Contracts...................................   14

Financial Statements........................................   14


SEPARATE ACCOUNT
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Variable Annuity Account Five was originally established by AIG SunAmerica Life Assurance Company (the "Company") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES (collectively referred to herein as "VARIABLE PORTFOLIOS"), with the assets of each VARIABLE PORTFOLIO invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its VARIABLE PORTFOLIOS or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their VARIABLE PORTFOLIOS to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the 3-year fixed investment option and/or the 6-month or 1-year DCA fixed account(s) available in connection with the general account, as elected by the owner purchasing a contract. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

PERFORMANCE DATA
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From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its VARIABLE PORTFOLIOS as well as the Cash Management portfolio. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a VARIABLE PORTFOLIO is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that VARIABLE PORTFOLIO made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

CASH MANAGEMENT PORTFOLIO


Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                   Base Period Return = (EV - SV - CMF)/(SV)

    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the VARIABLE PORTFOLIOS and the general account so that each VARIABLE PORTFOLIOS's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that VARIABLE PORTFOLIO. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments. But also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts.)


Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER PORTFOLIOS

The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:

                       P (1 + T) TO THE POWER OF n = ERV

    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years

        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)


Standardized performance for the VARIABLE PORTFOLIOS available in this contract reflect total returns using the three year surrender charge schedule.


We may, from time to time, advertise other variations of performance along with the standardized performance as described above.

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds other contracts which have been in existence longer than the Seasons Triple Elite Variable Annuity. The one year and since inception numbers for Seasons Triple Elite are based on other products within Variable Annuity Account Five historical data (which is adjusted for the fees and charges applicable to Seasons Triple Elite) and represent adjusted actual performance of the separate account.


These rates of return do not reflect election of the additional optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.

ANNUITY PAYMENTS
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INITIAL ANNUITY PAYMENT

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.


INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE



If contract holders elect to begin Income Payments using the Income Protector feature, the Income Benefit Base is determined as described in the prospectus. The initial monthly Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Income Option selected.


ANNUITY UNIT VALUES
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The value of an Annuity Unit is determined independently for each VARIABLE PORTFOLIO. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a VARIABLE PORTFOLIOS exceeds 3.5%, variable annuity payments derived from allocations to that VARIABLE PORTFOLIO will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the VARIABLE PORTFOLIOS elected, and the amount of each annuity payment will vary accordingly.

For each VARIABLE PORTFOLIO, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of VARIABLE PORTFOLIOS from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any VARIABLE PORTFOLIO for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the VARIABLE PORTFOLIO determined as of the end of that month, and

(b) is the Accumulation Unit value of the VARIABLE PORTFOLIO determined as of the end of the preceding month.

The NIF for a VARIABLE PORTFOLIOS for a given month is a measure of the net investment performance of the VARIABLE PORTFOLIO from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the VARIABLE PORTFOLIO invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given VARIABLE PORTFOLIO had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a VARIABLE PORTFOLIO from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that VARIABLE PORTFOLIO for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a VARIABLE PORTFOLIO (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the VARIABLE PORTFOLIO was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on Our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single VARIABLE PORTFOLIO. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the VARIABLE PORTFOLIO on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.


Note that the amount of the first variable annuity payment depends on the contract value in the relevant VARIABLE PORTFOLIO on the Annuity Date and thus reflects the investment performance of the VARIABLE PORTFOLIO net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the VARIABLE PORTFOLIO). The net investment performance of the VARIABLE PORTFOLIO during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.





                                      TAXES



General



Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.



Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.



For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.



The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.



Withholding Tax on Distributions



The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.



An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.



Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.



Diversification -- Separate Account Investments



Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.



The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."



Non-Natural Owners



Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.



Multiple Contracts



The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.



Tax Treatment of Assignments of Qualified Contracts



Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)



Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract



If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.



Trustee to Trustee Transfers of Qualified Contracts



The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.



Partial 1035 Exchanges



Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.



Qualified Plans



The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.



Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.



Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.



(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"



Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(b) Tax-Sheltered Annuities



Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.



One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2004 is $13,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $3,000 in 2004 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2004 may not exceed the lessor of $41,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.



(c) Individual Retirement Annuities



Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(d) Roth IRAs



Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.



(e) Pension and Profit-Sharing Plans



Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(f) Deferred Compensation Plans - Section 457(b)



Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.



Economic Growth and Tax Relief Reconciliation Act of 2001



For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, are presented in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts. The financial statements of Variable Annuity Account Five at April 30, 2003, and for each of the two years in the period ended April 30, 2003, are incorporated herein by reference to Post-Effective Amendment No. 4 under the Securities Act of 1933 ("33 Act") and No. 5 under the Investment Company Act of 1940 ("40 Act") to this Registration Statement File No. 333-66106 and 811-07727 filed on Form N-4 on July 18, 2003, accession number 0000950148-03-001770. Documents incorporated by reference for filing purposes will still appear at the end of this document when it is distributed upon request.



PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the separate account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Report of Independent Auditors


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company and its subsidiaries (formerly, Anchor National Life Insurance Company), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and interest income and impairment of certain beneficial interests in securitized financial assets in 2001.


PricewaterhouseCoopers LLP
Los Angeles, California
March 29, 2004

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET


                                                                DECEMBER 31,     DECEMBER 31,
                                                                   2003            2002
                                                                -----------      -----------
                                                                       (IN THOUSANDS)
ASSETS

Investments and cash:
  Cash and short-term investments                               $    85,188      $    65,872
  Bonds, notes and redeemable preferred stocks available
    for sale, at market value (amortized cost: December
    31, 2003, $5,351,183; December 31, 2002, $5,492,677)          5,505,800        5,528,569
  Mortgage loans                                                    716,846          738,601
  Policy loans                                                      200,232          215,846
  Separate account seed money                                        17,815           25,366
  Common stocks available for sale, at market value (cost:
    December 31, 2003, $635; December 31, 2002, $4,111)                 727            2,609
  Real estate                                                        22,166           22,315
  Securities lending collateral                                     514,145          585,760
  Other invested assets                                              10,453            8,766
                                                                -----------      -----------
  Total investments and cash                                      7,073,372        7,193,704

Variable annuity assets held in separate accounts                19,178,796       14,758,642
Accrued investment income                                            74,647           75,326
Deferred acquisition costs                                        1,424,317        1,364,748
Income taxes currently receivable from Parent                          --            100,123
Due from affiliates                                                    --             26,304
Goodwill                                                              4,603            4,603
Other assets                                                         26,116           15,382
                                                                -----------      -----------
TOTAL ASSETS                                                    $27,781,851      $23,538,832
                                                                ===========      ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                      DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                      -----------     ------------
                                                          (IN THOUSANDS)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:

  Reserves for fixed annuity contracts                $ 4,274,329      $ 4,285,098
  Reserves for universal life insurance
    contracts                                           1,609,233        1,676,073
  Reserves for guaranteed investment contracts            218,032          359,561
  Securities lending payable                              514,145          585,760
  Income taxes currently payable to Parent                    394             --
  Modified coinsurance deposit liability                    4,738           31,393
  Due to affiliates                                        11,448             --
  Payable to brokers                                        1,140            8,529
  Other liabilities                                       224,780          160,265
                                                      -----------      -----------
Total reserves, payables and accrued liabilities        6,858,239        7,106,679
                                                      -----------      -----------
Variable annuity liabilities related to
  separate accounts                                    19,178,796       14,758,642
                                                      -----------      -----------
Deferred income taxes                                     281,399          351,872
                                                      -----------      -----------
Total liabilities                                      26,318,434       22,217,193
                                                      -----------      -----------
Shareholder's equity:
  Common stock                                              3,511            3,511
  Additional paid-in capital                            1,125,753        1,125,753
  Retained earnings                                       261,543          175,871
  Accumulated other comprehensive income                   72,610           16,504
                                                      -----------      -----------
  Total shareholder's equity                            1,463,417        1,321,639
                                                      -----------      -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY            $27,781,851      $23,538,832
                                                      ===========      ===========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                YEARS ENDED DECEMBER 31,
                                                            ---------------------------------
                                                               2003        2002         2001
                                                            ----------   ---------   ---------
                                                                     (IN THOUSANDS)
REVENUES:
  Fee income:
    Variable annuity policy fees, net of reinsurance        $290,132    $295,509    $348,883
    Net retained commissions                                      --          --      47,572
    Asset management fees                                         --          --      63,529
    Universal life insurance fees, net of reinsurance         35,816      36,253      36,475
    Surrender charges                                         27,733      32,507      24,911
    Other fees, net                                               --       3,305      14,551
                                                          ----------   ---------   ---------
      Total fee income                                       353,681     367,574     535,921
Investment income                                            398,304     377,556     374,268
Net realized investment losses                               (30,354)    (65,811)    (92,711)
                                                          ----------   ---------   ---------
Total revenues                                               721,631     679,319     817,478
                                                          ----------   ---------   ---------
BENEFITS AND EXPENSES:
Interest expense:
  Fixed annuity contracts                                    153,636     142,973     133,647
  Universal life insurance contracts                          76,415      80,021      81,773
  Guaranteed investment contracts                              7,534      11,267      25,079
  Sub notes payable to affiliates                                 --          --       4,475
                                                          ----------   ---------   ---------
Total interest expense                                       237,585     234,261     244,974
General and administrative expenses                           83,013      79,287     136,942
Amortization of deferred acquisition costs                   156,906     187,860     220,316
Annual commissions                                            55,661      58,389      58,278
Claims on universal life contracts, net of
  reinsurance recoveries                                      17,766      15,716      17,566
Guaranteed minimum death benefits, net of
  reinsurance recoveries                                      63,268      67,492      17,839
                                                          ----------   ---------   ---------
Total benefits and expenses                                  614,199     643,005     695,915
                                                          ----------   ---------   ---------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE                                                     107,432      36,314     121,563
Income tax expense                                            21,760       2,063      20,852
                                                          ----------   ---------   ---------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE          85,672      34,251     100,711
Cumulative effect of accounting change, net of tax                --          --     (10,342)
                                                          ----------   ---------   ---------
NET INCOME                                                $   85,672   $  34,251   $  90,369
                                                          ----------   ---------   ---------

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                               -----------------------------------------
                                                  2003          2002             2001
                                               ---------      ---------       ----------
                                                           (IN THOUSANDS)
OTHER COMPREHENSIVE INCOME, NET OF TAX:
  Net unrealized gains (losses) on fixed
    maturity and equity securities
    available for sale identified in the
    current period less related
    amortization of deferred acquisition
    costs                                      $  67,125       $  20,358      $  (10,418)

  Less reclassification adjustment for
    net realized losses included in net
    income                                        19,194          52,285          64,062

  Cumulative effect of accounting change,
    net of tax                                      --              --             1,389

  Change related to cash flow hedges                --            (2,218)             81

  Income tax expense                             (30,213)        (24,649)        (18,804)
                                               ---------       ---------      ----------
OTHER COMPREHENSIVE INCOME                        56,106          45,776          36,310
                                               ---------       ---------      ----------
COMPREHENSIVE INCOME                           $ 141,778       $  80,027      $  126,679
                                               =========       =========      ==========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                            YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------
                                                    2003               2002            2001
                                                ------------      -------------   ------------
                                                                  (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                     $    85,672          $ 34,251        $  90,369
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
  Cumulative effect of accounting
    change, net of tax                                --                --              10,342
  Interest credited to:
    Fixed annuity contracts                        153,636           142,973           133,647
    Universal life insurance contracts              76,415            80,021            81,773
    Guaranteed investment contracts                  7,534            11,267            25,079
  Net realized investment losses                    30,354            65,811            92,711
  Amortization of premium (discount) on
    securities                                         590            (2,721)           (6,284)
  Amortization of goodwill                            --                --               1,452
  Amortization of deferred acquisition
    costs                                          156,906           187,860           220,316
  Acquisition costs deferred                      (250,475)         (256,538)         (359,158)
  Provision for deferred income taxes             (100,685)          128,748           126,010
  Change in:
    Accrued investment income                          679           (10,099)           (7,717)
    Separate account seed money                     (7,375)            3,932            10,838
    Other assets                                   (10,734)            2,433            15,042
    Income taxes currently payable to/
      receivable from Parent                       100,517           (50,471)              106
    Due from/to affiliates                         (26,248)           16,153           (68,844)
    Other liabilities                               46,987             5,167             9,697
  Other, net                                        17,124            17,475            21,216
                                               -----------        ----------         ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES          280,897           376,262           396,595
                                               -----------        ----------         ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred
    stocks                                      (2,078,310)       (2,403,362)       (2,178,830)
  Mortgage loans                                   (44,247)         (128,764)          (70,295)
  Other investments, excluding
    short-term investments                         (20,266)          (65,184)          (27,413)
Sales of:
  Bonds, notes and redeemable preferred
    stocks                                       1,190,299           849,022         1,087,090
  Common stock                                       3,920               195               164
  Other investments, excluding
    short-term investments                           8,915               630             3,363
Redemptions and maturities of:
  Bonds, notes and redeemable preferred
    stocks                                         994,014           615,798           549,638
  Mortgage loans                                    67,506            82,825            63,960
  Other investments, excluding
    short-term investments                          72,970           114,347            78,555
                                               -----------        ----------         ----------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES                                   $   194,801        $ (934,493)        $ (493,768)
                                               -----------        ----------         ----------


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)


                                                             YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------
                                                     2003             2002              2001
                                                ------------     -------------     -----------
                                                                 (IN THOUSANDS)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity contracts                      $ 1,553,030       $ 1,731,597       $ 2,280,498
  Universal life insurance contracts                45,657            49,402            52,469
  Guaranteed investment contracts                     --                --              40,000
Net exchanges from the fixed accounts of
  variable annuity contracts                    (1,148,030)         (503,221)       (1,368,527)
Withdrawal payments on:
  Fixed annuity contracts                         (464,332)         (529,466)         (315,794)
  Universal life insurance contracts               (61,039)          (68,444)          (55,361)
  Guaranteed investment contracts                 (148,719)         (135,084)         (191,919)
Claims and annuity payments on:
  Fixed annuity contracts                         (109,412)          (98,570)          (52,685)
  Universal life insurance contracts              (111,380)         (100,995)         (146,998)
Net receipts from (repayments of) other
  short-term financings                             14,498            (8,025)           15,920
Net payment related to a modified
  coinsurance transaction                          (26,655)          (30,282)          (35,972)
Capital contribution received from Parent             --             200,000              --
Dividends paid to Parent                              --                --             (94,095)
Net cash and short-term investments
  transferred to the Parent in
  distribution of Saamsun Holdings Corp.              --             (82,873)             --
                                               -----------       -----------       -----------
NET CASH (USED IN) PROVIDED BY FINANCING
  ACTIVITIES                                      (456,382)          424,039           127,536
                                               -----------       -----------       -----------
NET INCREASE (DECREASE) IN CASH AND
  SHORT-TERM INVESTMENTS                            19,316          (134,192)           30,363
CASH AND SHORT-TERM INVESTMENTS AT
  BEGINNING OF PERIOD                               65,872           200,064           169,701
                                               -----------       -----------       -----------
CASH AND SHORT-TERM INVESTMENTS AT END OF
  PERIOD                                       $    85,188       $    65,872       $   200,064
                                               ===========       ===========       ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid on indebtedness                  $      --         $      --         $       780
                                               ===========       ===========       ===========
Net income taxes paid to (refunded by)
  Parent                                       $    21,928       $   (76,214)      $  (120,504)
                                               ===========       ===========       ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

      AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS")(formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuities directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuities, universal life policies and guaranteed investment contracts ("GICs").

      The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

      On January 1, 2002, the Company declared a distribution to the Parent of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corp. ("Saamsun"). Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Prior to January 1, 2002, Saamsun held the Company's asset management and broker-dealer segments (see Note 10). This distribution had a material effect on the Company's shareholder's equity, reducing it by $552,384,000. This distribution had the effect of reducing cash and short-term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts through the asset management business. Pretax loss from these operations, on a combined basis, totaled $21,278,000 for the year ended December 31, 2001.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS (Continued)

      of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("GAAP"). Certain prior period amounts have been reclassified to conform to the current period's presentation.

      Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to policyholders' liabilities upon receipt.

      The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

      Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits. Limited partnerships are carried at equity or cost depending on the equity ownership position. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity policy values. At December 31, 2003, the notional amount was $226.4 million. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of accumulated other comprehensive income in shareholders' equity.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

      Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

      The Company issues certain variable annuity products which offer an optional Guaranteed Minimum Account Value ("GMAV") living benefit. If elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. There is a separate charge to the contractholder for this feature. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contractholder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As of December 31, 2003, the premiums in force subject to guarantee totaled approximately $652,647,000.

      Under SFAS 133, the GMAV benefit is considered an embedded derivative that should be bifurcated and marked to market. Changes in the market value of the estimated GMAV benefit are recorded through investment income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, guarantee costs, surrender charges, and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $250,475,000, $256,538,000 and $359,158,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

      As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been decreased by $43,000,000 at December 31, 2003 and $9,000,000 at December 31, 2002, for this adjustment.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable annuities) or general account assets (with respect to fixed annuities, fixed options of variable annuities and universal life contracts) supporting the annuity obligations, costs of providing for policy guarantees and the level of expenses necessary to maintain the policies. The Company adjusts DAC amortization (a "DAC unlocking") when estimates of current or future gross profits to be realized from its annuity policies are revised. At December 31, 2003, DAC amortization was adjusted for a DAC unlocking that resulted in a reduction of $18.0 million.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity policies is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Annuity Fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $4,603,000 (net of accumulated amortization of $7,847,000) at both December 31, 2003 and 2002. Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company transferred $15,547,000 of goodwill belonging to the asset management operations and broker-dealer operations to the Parent.

      In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2003, and has determined that no impairment provision is necessary. See "Recently Issued Accounting Standards" below for further discussion of SFAS 142.

      RESERVES FOR FIXED ANNUITIES, UNIVERSAL LIFE INSURANCE AND GUARANTEED INVESTMENT CONTRACTS ("GICs"): Reserves for fixed annuity, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

      MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 5 is recorded as a deposit liability. Deposits from the reinsured business are allocated to pay down the liability pursuant to a repayment schedule.

      FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded as income when earned. Net retained commissions are recognized as income on a trade date basis.

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of the Parent and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: On January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement requires the Company to recognize all derivatives in the balance sheet and measure these derivatives at fair value. The recognition of the change in

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. The adoption of SFAS 133 on January 1, 2001 resulted in an increase of $1,389,000, net of tax, in other comprehensive income.

      In January 2001, the Emerging Issues Task Force ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). The Company recorded $15,910,000 of additional impairments($10,342,000 net of tax) pursuant to the implementation of EITF 99-20. This adjustment was recorded as a cumulative effect of accounting change in the consolidated statement of income and comprehensive income for 2001.

      In June 2001, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated statement of income and comprehensive income and is effective as of January 1, 2002. SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process prescribed in SFAS 142, whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. SFAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of an accounting change. The Company has evaluated the impact of the impairment provisions of SFAS 142 as of December 31, 2003, and has determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance.

      In November 2002, FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), which requires that, for guarantees within the scope of FIN 45 issued or amended by the Company after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be recognized. FIN 45 also requires additional disclosures in financial statements starting with the Company's 2002 year-end financial statements. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial condition.

      In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP-03-1"). FASB did not object to the issuance of SOP 03-1. This statement is effective for the Company as of January 1, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Under SOP 03-1, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account accounting and reporting. The Company will be required to "look through" the separate account for purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-1 will not have a material impact on the Company's separate accounts or separate account seed money.

      In addition, SOP 03-1 will require the Company to recognize a liability for guaranteed minimum death benefits, guaranteed minimum income benefits and enhanced earnings benefits and modify certain disclosures and financial statement presentations for these products. The Company's estimate of this liability, including the impact on DAC, will result in a one-time cumulative accounting charge upon adoption of approximately $52 million ($79 million pre-tax) to be recorded in the first quarter of 2004.

3. INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                AMORTIZED       ESTIMATED
                                                   COST         FAIR VALUE
                                                ----------      ----------
                                                     (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States Government      $   22,393      $   24,292
Mortgage-backed securities                       1,148,452       1,191,817
Securities of public utilities                     352,998         365,150
Corporate bonds and notes                        2,590,254       2,697,142
Redeemable preferred stocks                         21,515          22,175
                                                 ---------       ---------
Other debt securities                            1,215,571       1,205,224
                                                 =========       =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

                                                      AMORTIZED     ESTIMATED
                                                        COST        FAIR VALUE
                                                    -----------    ------------
                                                           (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States Government          $    32,531    $    32,820
Mortgage-backed securities                            1,476,100      1,547,568
Securities of public utilities                          311,951        311,604
Corporate bonds and notes                             2,757,880      2,776,021
Redeemable preferred stocks                              21,515         21,575
Other debt securities                                   892,700        838,981
                                                    -----------    -----------
  Total                                             $ 5,492,677    $ 5,528,569
                                                    ===========    ===========

 The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2003, follow:

                                           AMORTIZED      ESTIMATED
                                             COST        FAIR VALUE
                                           ----------    ----------
                                                (IN THOUSANDS)
Due in one year or less                   $   164,842   $   167,073
Due after one year through five years       2,050,327     2,119,273
Due after five years through ten years      1,485,944     1,522,642
Due after ten years                           501,618       504,995
Mortgage-backed securities                  1,148,452     1,191,817
                                            ---------     ---------
  Total                                   $ 5,351,183   $ 5,505,800
                                           =========     =========

Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                         GROSS        GROSS
                                                       UNREALIZED   UNREALIZED
                                                         GAINS       LOSSES
                                                       ---------    ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States Government             $   1,898    $      --
Mortgage-backed securities                                46,346       (2,980)
Securities of public utilities                            13,467       (1,315)
Corporate bonds and notes                                127,996      (21,108)
Redeemable preferred stocks                                  660           --
Other debt securities                                     24,366      (34,713)
                                                       ---------    ---------
  Total                                                $ 214,733    $ (60,116)
                                                       =========    =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

 3. INVESTMENTS (Continued)

                                                        GROSS        GROSS
                                                      UNREALIZED   UNREALIZED
                                                        GAINS        LOSSES
                                                      ----------   ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States Government            $    1,174   $     (885)
Mortgage-backed securities                                72,364         (896)
Securities of public utilities                            11,514      (11,861)
Corporate bonds and notes                                109,067      (90,926)
Redeemable preferred stocks                                   60           --
Other debt securities                                     10,797      (64,516)
                                                      ----------   ----------
  Total                                               $  204,976   $ (169,084)
                                                      ==========   ==========

Gross unrealized gains on equity securities aggregated $112,000 at December 31, 2003 and $76,000 at December 31, 2002. Gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003 and $1,578,000 at December 31, 2002.

The following table summarizes the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2003.

                                    LESS THAN 12 MONTHS              12 MONTHS OR MORE                  TOTAL
                                -------------------------------    -------------------------  ---------------------------
(IN THOUSANDS)                  MARKET       UNREALIZED            MARKET  UNREALIZED            MARKET   UNREALIZED
DECEMBER 31, 2003               VALUE          LOSSES     ITEMS    VALUE    LOSSES     ITEMS     VALUE     LOSSES   ITEMS
-----------------              --------        -------    -----    -----    ------     -----     -----     ------   -----
Mortgage-backed securities     $180,559        $ 2,882     49     $13,080   $   98       6     $193,639   $ 2,980     55
Securities of public
   utilities                     67,626          1,315      8          --       --               67,626     1,315      8
Corporate bonds & notes         276,373         17,086     54      30,383    4,022       5      306,756    21,108     59
Other debt securities           302,230         33,951     54      41,523      762       5      343,753    34,713     59
                               --------        -------    ---     -------   ------      --     --------   -------    ---
Total -- Debt securities        826,788         55,234    165      84,986    4,882      16      911,774    60,116    181
Equity securities                   366             20      1         250       --       1          616        20      2
                               --------        -------    ---     -------   ------      --     --------   -------    ---
Total                          $827,154        $55,254    166     $85,236   $4,882      17     $912,390   $60,136    183
                               ========        =======    ===     =======   ======      ==     ========   =======    ===

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

Gross realized investment gains and losses on sales of investments are as follows:

                                       YEARS ENDED DECEMBER 31,
                                   ---------------------------------
                                      2003       2002         2001
                                   ---------   ---------   ----------
                                            (In thousands)
BONDS, NOTES AND REDEEMABLE
PREFERRED STOCKS:
  Realized gains                   $ 28,691   $ 24,681    $  34,026
  Realized losses                    (9,612)   (32,532)     (25,258)
COMMON STOCKS:
  Realized gains                        561         --          164
  Realized losses                      (117)      (169)          --
OTHER INVESTMENTS:
  Realized gains                         --         --           --
  Realized losses                        --         --         (685)


   The sources and related amounts of investment income (losses) are as follows:

                                       YEARS ENDED DECEMBER 31,
                                    --------------------------------
                                    2003          2002         2001
                                  ---------   ---------   ----------
                                             (IN THOUSANDS)
Short-term investments            $     794   $   3,879   $    8,422
Bonds, notes and redeemable
  preferred stocks                  321,493     305,480      285,668
Mortgage loans                       53,951      55,417       58,262
Partnerships                         (3,890)      1,281       13,905
Policy loans                         15,925      18,796       18,218
Common stocks                            --          --            2
Real estate                            (331)       (276)        (272)
Other invested assets                12,670      (4,664)      (4,975)
Less: investment expenses            (2,308)     (2,357)      (4,962)
                                  ---------   ---------   ----------
Total investment income           $ 398,304   $ 377,556   $  374,268
                                  =========   =========   ==========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

Investment income was attributable to the following products:

                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------
                                                2003        2002        2001
                                              ---------   ---------   ---------
                                                       (IN THOUSANDS)
Fixed annuities                               $  37,762   $  41,856   $  51,208
Variable annuities                              239,863     201,766     164,422
Guaranteed investment contracts                  20,660      28,056      36,073
Universal life insurance contracts              100,019     105,878     122,565
                                              ---------   ---------   ---------
Total                                         $ 398,304   $ 377,556   $ 374,268
                                              =========   =========   =========

At December 31, 2003, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

At December 31, 2003, bonds, notes and redeemable preferred stocks included $339,119,000 of bonds that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 11 industries with 21% of these assets concentrated in financial institutions, 17% of these assets concentrated in utilities, 15% of these assets concentrated in telecommunications, 11% of these assets concentrated in transportation and 10% of these assets concentrated in noncyclical consumer products. No other industry concentration constituted more than 10% of these assets.

At December 31, 2003, mortgage loans were collateralized by properties located in 31 states, with loans totaling approximately 27%, 11% and 11% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and New York. No more than 10% of the portfolio was secured by properties in any other single state.

At December 31, 2003, the carrying value, which approximates market value, of all investments in default as to the payment of principal or interest totaled $49,607,000 of bonds.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

At December 31, 2003, $10,245,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities which do not have readily determinable market prices, we estimate their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, we use our most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      SECURITIES HELD/LOANED UNDER COLLATERAL AGREEMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      The estimated fair values of the Company's financial instruments at December 31, 2003 and 2002 compared with their respective carrying values, are as follows:

                                                                  CARRYING       FAIR
                                                                   VALUE         VALUE
                                                                -----------   -----------
                                                                     (IN THOUSANDS)
DECEMBER 31, 2003:

ASSETS:
    Cash and short-term investments .........................   $    85,188   $    85,188
    Bonds, notes and redeemable preferred stocks ............     5,505,800     5,505,800
    Mortgage loans ..........................................       716,846       774,758
    Policy loans ............................................       200,232       200,232
    Separate account seed money .............................        17,815        17,815
    Common stocks ...........................................           727           727
    Partnerships ............................................         1,312         1,685
    Securities lending collateral ...........................       514,145       514,145
    Variable annuity assets held in separate accounts .......    19,178,796    19,178,796

LIABILITIES:
    Reserves for fixed annuity contracts ....................   $ 4,274,329   $ 4,225,329
    Reserves for guaranteed investment contracts ............       218,032       223,553
    Securities lending payable ..............................       514,145       514,145
    Variable annuity liabilities related to separate accounts    19,178,796    19,178,796

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                 CARRYING        FAIR
                                                                   VALUE         VALUE
                                                                -----------   -----------
                                                                      (IN THOUSANDS)
DECEMBER 31, 2002:

ASSETS:
    Cash and short-term investments .........................   $    65,872   $    65,872
    Bonds, notes and redeemable preferred stocks ............     5,528,569     5,528,569
    Mortgage loans ..........................................       738,601       818,022
    Policy loans ............................................       215,846       215,846
    Separate account seed money .............................        25,366        25,366
    Common stocks ...........................................         2,609         2,609
    Partnerships ............................................         8,766         7,504
    Securities lending collateral ...........................       585,760       585,760
    Variable annuity assets held in separate accounts .......    14,758,642    14,758,642

LIABILITIES:
    Reserves for fixed annuity contracts ....................   $ 4,285,098   $ 4,173,950
    Reserves for guaranteed investment contracts ............       359,561       367,393
    Securities lending payable ..............................       585,760       585,760
    Variable annuity liabilities related to separate accounts    14,758,642    14,758,642

5.    REINSURANCE

      GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"): A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit that varies by product (the GMDB). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; the principal invested, adjusted for withdrawals, accumulated at up to 5% per annum (subject to certain caps); or an amount equal to the highest account value in effect on any anniversary date under the contract. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2003, a portion of the GMDB risk on approximately 33% (calculated based on current account value) of the contracts with such features had been reinsured. Approximately half of this reinsurance will cease on March 31, 2004. In 2003, a substantial majority of contracts sold have reinsurance coverage. However, the Company does not currently have reinsurance coverage on the majority of the contracts to be sold after 2003. Reinsurance coverage is subject to limitations such as caps and deductibles. GMDB reinsurance premiums of $20,691,000, $15,544,000 and $8,200,000 were netted against variable annuity policy fees in 2003, 2002 and 2001, respectively. GMDB-

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    REINSURANCE (Continued)

      related contractholder benefits incurred, net of related reinsurance, were $63,268,000 (net of $8,042,000 of reinsurance recoveries), $67,492,000
      (net of $8,362,000 of reinsurance recoveries) and $17,839,000 (net of $3,767,000 of reinsurance recoveries) for 2003, 2002 and 2001, respectively. In accordance with Generally Accepted Accounting Principles, the Company expenses such benefits in the period incurred, and therefore does not provide reserves for future benefits. However, effective January 1, 2004, the company will be required to record a liability for GMDBs (see
      Note 2).

      EARNINGS ENHANCEMENT BENEFIT ("EEB"): The Company issues certain variable annuity products that offer an optional Earnings Enhancement Benefit (EEB) feature. This optional feature provides an additional death benefit, for which the Company assesses a separate charge to contractholders who elect the feature. The EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The percentages vary by issue age and policy duration. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2003, approximately 8% (calculated based on current account value) of in-force contracts include EEB coverage, with 95% of the EEB risk fully reinsured. EEB reinsurance premiums of $4,045,000 and $2,106,000 were netted against variable annuity policy fees in 2003 and 2002, respectively. There were no EEB reinsurance premium in 2001.

      GUARANTEED MINIMUM INCOME BENEFIT ("GMIB"): The Company issues certain variable annuity products that contain or offer a Guaranteed Minimum Income Benefit ("GMIB") living benefit feature. This feature provides a minimum annuity payment guarantee for those contractholders who choose to receive fixed lifetime annuity payments after a seven, nine or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated policyholder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Substantially all of the Company's products containing the GMIB feature have been reinsured; furthermore, substantially all of the GMIB risk per individual reinsured contract has been transferred to the reinsurer. However, the Company does not currently have reinsurance coverage on contracts to be sold after the middle of 2004. GMIB reinsurance premiums of $6,059,000, $4,902,000 and $5,047,000 were netted against variable annuity policy fees in 2003, 2002 and 2001, respectively.

      The universal life insurance contracts are subject to reinsurance ceded agreements. In order to limit the exposure to loss on any single insured, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. Reinsurance premiums of $33,710,000, $34,098,000 and $34,011,000 were netted against universal life insurance fees in 2003, 2002 and 2001, respectively. Reinsurance recoveries were $34,036,000, $29,171,000 and $31,591,000 in 2003, 2002 and 2001, respectively. Total reserve credits of $3,705,000 and $3,641,000 were taken against the life insurance reserves at December 31, 2003 and 2002, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    REINSURANCE (Continued)

      On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. For the year ended December 31, 2003, the Company recorded income of $7,591,000 from this program, as compared to an income of $6,418,000 for the year ended December 31, 2002 and a cost of $6,909,000 for the year ended December 31, 2001. These amounts are reported as a component of general and administrative expenses in the consolidated statement of income and comprehensive income.

      With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

6.    COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has entered into seven agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2003 is $557,775,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $222,524,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $21,930,000 in 2004, $385,845,000 in 2005 and $150,000,000 in 2006. The Internal Revenue
      Service has initiated examinations into the transactions underlying these commitments, including the Company's role in the transactions. The Company is fully cooperating with the IRS. Management does not anticipate any material losses with respect to these commitments.

      At December 31, 2003, the Company was obligated to purchase approximately $18,000,000 of asset backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $11,000,000 in 2004 and $7,000,000 in 2006.

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.    COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

      The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

      The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY

      The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2003 and 2002, 3,511 shares were outstanding.

      Changes in shareholder's equity are as follows:

                                                                  YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                             2003           2002           2001
                                                         -----------    -----------    -----------
                                                                      (IN THOUSANDS)
ADDITIONAL PAID-IN CAPITAL:
    Beginning balances ...............................   $ 1,125,753    $   925,753    $   493,010
    Capital contributions by Parent ..................            --        200,000             --
    Contribution of subsidiary by Parent .............            --             --        432,743
                                                         -----------    -----------    -----------
    Ending balances ..................................   $ 1,125,753    $ 1,125,753    $   925,753
                                                         ===========    ===========    ===========

RETAINED EARNINGS:
    Beginning balances ...............................   $   175,871    $   694,004    $   697,730
    Net income .......................................        85,672         34,251         90,369
    Dividends paid to Parent .........................            --             --        (94,095)
    Distribution of subsidiary to Parent .............            --       (552,384)            --
                                                         -----------    -----------    -----------
    Ending balances ..................................   $   261,543    $   175,871    $   694,004
                                                         ===========    ===========    ===========

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
    Beginning balances ...............................   $    16,504    $   (29,272)   $   (65,582)
    Change in net unrealized gains (losses) on
      debt securities available for sale .............       118,725         98,718         59,844
    Change in net unrealized gains (losses) on
      equity securities available for sale ...........         1,594         (1,075)          (400)
    Change in adjustment to deferred acquisition costs       (34,000)       (25,000)        (5,800)
    Cumulative effect of accounting change, net of tax            --             --          1,389
    Net change related to cash flow hedges ...........            --         (2,218)            81
    Tax effects of net changes .......................       (30,213)       (24,649)       (18,804)
                                                         -----------    -----------    -----------
    Ending balances ..................................   $    72,610    $    16,504    $   (29,272)
                                                         ===========    ===========    ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                     DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                     ------------    ------------
                                                           (IN THOUSANDS)
Gross unrealized gains .........................      $ 214,845       $ 205,052
Gross unrealized losses ........................        (60,136)       (170,662)
Adjustment to DAC ..............................        (43,000)         (9,000)
Deferred income taxes ..........................        (39,099)         (8,886)
                                                      ---------       ---------
Accumulated other comprehensive income .........      $  72,610       $  16,504
                                                      =========       =========

      On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

      On January 1, 2002, the Company declared a distribution to its Parent of 100% of the outstanding capital stock of its then consolidated subsidiary, Saamsun. Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Saamsun held the Company's asset management and broker-dealer segments. This distribution reduced the Company's shareholder's equity by $552,384,000, cash and short term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts (see Note 9). Net loss from these operations, on a combined basis, totaled $9,491,000 for the year ended December 31, 2001.

      On January 1, 2001, the Parent contributed all of its ownership interests in SA Affordable Housing, LLC ("SAAH LLC"), a wholly owned subsidiary, to the Company. The Company subsequently contributed all of its ownership interests in SAAH LLC to Saamsun. All of SAAH LLC's ownership interests were ultimately contributed to SAAMCO. SAAH LLC has investments in limited partnership interests whose primary purpose is the generation of rehabilitation tax credits, low income housing credits and passive losses. Realized tax credits are realized by its direct Parent, SAAMCO. At the time of the contribution, SAAH LLC had partnership assets of $432,120,000, other assets of $623,000 and shareholder's equity of $432,743,000. SAAH LLC's results of operations are included within the asset management operations. As a result of this transfer, additional paid-in capital was increased by $432,743,000. This contribution was approved by the Arizona Department of Insurance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholders in the year 2004 without obtaining prior approval is $59,884,000. No dividends were paid in the years ended December 31, 2003 and 2002. Dividends of $94,095,000 were paid on April 2, 2001.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $89,071,000 for the year ended December 31, 2003 and net losses of $180,737,000 and $122,322,000 for the years ended December 31, 2002 and 2001, respectively. The Company's statutory capital and surplus totaled $602,348,000 at December 31, 2003 and $463,905,000 at December 31, 2002.

8.    INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                               YEARS ENDED DECEMBER 31,
                                      ------------------------------------------
                                         2003            2002            2001
                                      ---------       ---------       ----------
                                                    (IN THOUSANDS)

Current ........................      $ 122,445       $(126,685)      $(105,158)
Deferred .......................       (100,685)        128,748         126,010
                                      ---------       ---------       ----------
Total income tax expense .......      $  21,760       $   2,063       $  20,852
                                      =========       =========       =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                  --------------------------------
                                                    2003        2002        2001
                                                  --------    --------    --------
                                                           (IN THOUSANDS)

Amount computed at statutory rate .............   $ 37,601    $ 12,710    $ 42,547
Increases (decreases) resulting from:
   Amortization of differences between
      book and tax bases of net assets acquired         --          --         613
   State income taxes, net of federal
      tax benefit .............................         --          --       4,072
   Dividends received deduction ...............    (15,920)    (10,117)    (13,406)
   Tax credits ................................         --          --     (16,758)
   Other, net .................................         79        (530)      3,784
                                                  --------    --------    --------
      Total income tax expense ................   $ 21,760    $  2,063    $ 20,852
                                                  ========    ========    ========

      For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,304,000 at December 31, 2003. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      The significant components of the liability for Deferred Income Taxes are as follows:

                                                        DECEMBER 31,   DECEMBER 31,
                                                            2003           2002
                                                        ------------   ------------
(IN THOUSANDS)
DEFERRED TAX LIABILITIES:

Deferred acquisition costs ...........................   $ 455,151      $ 423,823
Other liabilities ....................................          --         42,289
Net unrealized gains on debt and equity securities
   available for sale ................................      39,098          8,885
                                                         ---------      ----------
Total deferred tax liabilities .......................     494,249        474,997
                                                         ---------      ----------
DEFERRED TAX ASSETS:

Investments ..........................................     (24,436)       (13,591)
Contractholder reserves ..............................    (158,112)       (84,943)
Guaranty fund assessments ............................      (3,408)        (3,774)
Deferred income ......................................     (21,881)       (16,416)
Other assets .........................................      (5,013)        (4,401)
                                                         ---------      ----------
Total deferred tax assets ............................    (212,850)      (123,125)
                                                         ---------      ----------
Deferred income taxes ................................   $ 281,399      $ 351,872
                                                         =========      =========

      In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

9.    RELATED-PARTY MATTERS

      As discussed in Notes 1 and 7, the Company declared a distribution to the Parent, effective January 1, 2002, of 100% of the outstanding common stock of its consolidated subsidiary, Saamsun.

      For the years ended December 31, 2003 and December 31, 2002, the Company paid commissions totaling $51,716,000 and $59,058,000 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Financial Advisors and Franklin Financial Services Corporation, respectively. Royal Alliance Associates, Inc. was a wholly owned subsidiary of the Company prior to January 1, 2002. For the year ended December 31, 2001, the Company paid commissions totaling $40,567,000 to six affiliated broker-dealers: SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc. and VALIC Financial Advisors. These affiliated broker-dealers, distribute a significant portion of the Company's variable annuity products, amounting to approximately 24.0%, 31.2% and 26.0% of deposits for each of the respective periods. Of the Company's mutual fund sales, 26.3% was distributed by these affiliated broker-dealers for the year ended December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $126,531,000 for the year ended December 31, 2003, $119,981,000 for the year ended December 31, 2002 and $130,178,000 for the year ended December 31, 2001. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $48,733,000, $49,004,000 and $68,757,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

      The Company paid $500,000, $790,000 and $219,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2003, 2002 and 2001, respectively (see Note
      2).

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2.3 million, $2.4 million and $5.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

      In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000.

      On June 10, 2002, the Company entered into a profit sharing agreement with AIG SunAmerica Asset Management Corp. ("SAAMCO"), a former subsidiary of the Company and registered investment advisor, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement is retroactive to January 1, 2002. Variable annuity fees of $60,458,000 and $62,562,000 were included in the consolidated statement of income and comprehensive income relating to the SAAMCO Agreement for the years ended December 31, 2003 and 2002. Of this amount $54,753,000 and $57,745,000 has been paid to the Company in 2003 and 2002 and $5,705,000 and $4,817,000 remained receivables from SAAMCO at December 31, 2003 and 2002, respectively.

      On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS, whereby the Company has the right to borrow up to $500,000,000 from AIGRS. Any advances made by AIGRS under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003 or December 31, 2002.

      On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS, whereby AIGRS has the right to borrow up to

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003. At December 31, 2002, $50,000,000 was due to the Company under this agreement. This receivable was collected in January 2003 and was included in due from affiliates on the balance sheet at December 31, 2002.

      On September 26, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby the Company has the right to borrow up to $500,000,000 from SunAmerica Investments, Inc. Any advances made by SunAmerica Investments, Inc. under this agreement must be repaid within 30 days. At December 31, 2003, the Company owed $14,000,000 under this agreement. This payable was paid in January 2004 and was included in due to affiliates on the balance sheet at December 31, 2003. No borrowings were outstanding under this agreement at December 31, 2002.

      On December 19, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby SunAmerica Investments, Inc. has the right to borrow up to $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003 or December 31, 2002.

10.   BUSINESS SEGMENTS

      As a result of the distribution of Saamsun to the Parent on January 1, 2002, the Company had one business segment in 2003 and 2002, annuity operations (see Note 7). Prior to January 1, 2002, the Company had three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2. The Company evaluates performance based on profit or loss from operations before income taxes. There were no intersegment revenues for the year ended December 31, 2001. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the Company and allocates depreciation of such assets to the Company.

      Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 14.6% of sales in the year ended December 31, 2003, 11.9% of sales in the year ended December 31, 2002 and 12.2% of sales in the year ended December 31, 2001. No other independent selling organization was responsible for 10% or more of sales for any such period. For the year ended December 31, 2001, there was no single independent selling organization that accounted for 10% or more of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives does not compose a material percentage of total revenues in the broker-dealer operations for the year ended December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

      Summarized data for the Company's business segments follow:

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2003:

REVENUES:
Fee income:
    Variable annuity fees ................       $    290,132   $       --   $       --   $    290,132
    Universal life insurance fees ........             35,816           --           --         35,816
    Surrender charges ....................             27,733           --           --         27,733
    Other fees ...........................                 --           --           --             --
                                                 ------------   ----------   ----------   ------------
        Total fee income .................            353,681           --           --        353,681

Investment income ........................            398,304           --           --        398,304
Net realized investment losses ...........            (30,354)          --           --        (30,354)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            721,631           --           --        721,631
                                                 ------------   ----------   ----------   ------------
BENEFITS AND EXPENSES:
Interest expense .........................            237,585           --           --        237,585
General and administrative expenses ......             83,013           --           --         83,013
Amortization of deferred acquisition costs            156,906           --           --        156,906
Annual commissions .......................             55,661           --           --         55,661
Claims on universal life contracts, net of
    reinsurance ..........................             17,766           --           --         17,766
Guaranteed minimum death benefits, net of
    reinsurance recoveries ...............             63,268           --           --         63,268
                                                 ------------   ----------   ----------   ------------
Total benefits and expenses ..............            614,199           --           --        614,199
                                                 ------------   ----------   ----------   ------------
Pretax income before cumulative effect of
    accounting change ....................       $    107,432   $       --   $       --   $    107,432
                                                 ============   ==========   ==========   ============

Total assets .............................       $ 27,781,851   $       --   $       --   $ 27,781,851
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $       --   $       --   $         --
                                                 ============   ==========   ==========   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2002:

REVENUES:
Fee income:
   Variable annuity fees .................       $    295,509   $       --   $       --   $    295,509
   Universal life insurance fees .........             36,253           --           --         36,253
   Surrender charges .....................             32,507           --           --         32,507
   Other fees ............................              3,305           --           --          3,305
                                                 ------------   ----------   ----------   ------------
      Total fee income ...................            367,574           --           --        367,574

Investment income ........................            377,556           --           --        377,556
Net realized investment losses ...........            (65,811)          --           --        (65,811)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            679,319           --           --        679,319

BENEFITS AND EXPENSES:
Interest expense .........................            234,261           --           --        234,261
General and administrative expenses ......             79,287           --           --         79,287
Amortization of deferred acquisition costs            187,860           --           --        187,860
Annual commissions .......................             58,389           --           --         58,389
Claims on universal life contracts, net of
   reinsurance ...........................             15,716           --           --         15,716
Guaranteed minimum death benefits, net of
   reinsurance recoveries ................             67,492           --           --         67,492
                                                 ------------   ----------   ----------   ------------
Total benefits and expenses ..............            643,005           --           --        643,005
                                                 ------------   ----------   ----------   ------------
Pretax income before cumulative effect of
   accounting change .....................       $     36,314   $       --   $       --   $     36,314
                                                 ============   ==========   ==========   ============
Total assets .............................       $ 23,538,832   $       --   $       --   $ 23,538,832
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $       --   $       --            $--
                                                 ============   ==========   ==========   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2001:

REVENUES:
Fee income:
    Variable annuity fees ................       $    337,384   $   11,499   $       --   $    348,883
    Net retained commissions .............                 --        2,210       45,362         47,572
    Asset management fees ................                 --       63,529           --         63,529
    Universal life insurance fees ........             36,475           --           --         36,475
    Surrender charges ....................             24,911           --           --         24,911
    Other fees ...........................              3,626        9,350        1,575         14,551
                                                 ------------   ----------   ----------   ------------
Total fee income .........................            402,396       86,588       46,937        535,921

Investment income ........................            358,710       14,988          570        374,268
Net realized investment losses ...........            (59,784)     (32,927)          --        (92,711)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            701,322       68,649       47,507        817,478

BENEFITS AND EXPENSES:
Interest expense .........................            240,499        4,115          360        244,974
General and administrative expenses ......             80,026       27,430       29,486        136,942
Amortization of deferred acquisition costs            144,273       76,043           --        220,316
Annual commissions .......................             58,278           --           --         58,278
Claims on universal life contracts, net of
   reinsurance ...........................             17,566           --           --         17,566
Guaranteed minimum death benefits, net of
   reinsurance recoveries ................             17,839           --           --         17,839
                                                 ------------   ----------   ----------   ------------
Total benefits and Expenses ..............            558,481      107,588       29,846        695,915

Pretax income before cumulative effect of
   accounting change .....................       $    142,841   $  (38,939)  $   17,661   $    121,563
                                                 ============   ==========   ==========   ============
Total assets .............................       $ 26,207,279   $  659,876   $   72,950   $ 26,940,105
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $      614   $      608   $      1,222
                                                 ============   ==========   ==========   ============

                           PART C - OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

(a)    Financial Statements

       The following financial statements to this Registration Statement are included in this Registration Statement:

               The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003.


               The financial statements of Variable Annuity Account Five at April 30, 2003, and for each of the two years in the period ended April 30, 2003, are incorporated herein by reference to Post-Effective Amendment No. 4 under the Securities Act of 1933 ("33 Act") and No. 5 under the Investment Company Act of 1940 ("40 Act") to this Registration Statement File No. 333-66106 and 811-07727 filed on Form N-4 on July 18, 2003, accession number 0000950148-03-001770.



(b)     Exhibits
----------------
(1)      Resolutions Establishing Separate Account .............................................     **
(2)      Custody Agreements ....................................................................     **
(3)      (a)  Form of Distribution Contract ....................................................     **
         (b)  Form of Selling Agreement ........................................................     **
         (c)  Form of Fund Participation Agreement .............................................     **
(4)      (a)  Variable Annuity Contract ........................................................      +
         (b)  Endorsement ......................................................................      +
         (c)  Guaranteed Minimum Withdrawal Benefit Endorsement.................................     Filed Herewith
(5)      (a)  Application for Contract .........................................................      +
         (b)  Participant Enrollment Form ......................................................      +
(6)      Depositor -- Corporate Documents
         (a)  Certificate of Incorporation .....................................................     ++
         (b)  By-Laws ..........................................................................     ++
         (c)  Amendment to the Articles of Incorporation........................................     +++
(7)      Reinsurance Contract ..................................................................     Not Applicable
(8)      Seasons Series Trust Form of Fund Participation Agreement .............................     **
(9)      Opinion of Counsel ....................................................................     +
         Consent of Counsel ....................................................................     Not Applicable
(10)     Consent of Independent Accountants ....................................................     Filed Herewith
(11)     Financial Statements Omitted from Item 23 .............................................     Not Applicable
(12)     Initial Capitalization Agreement ......................................................     Not Applicable
(13)     Performance Computations ..............................................................     +
(14)     Diagram and Listing of All Persons Directly or Indirectly Controlled By or Under Common
         Control with AIG SunAmerica, the Depositor of Registrant ..............................     Filed Herewith
(15)     Power of Attorney
         (a)  July 2001 ........................................................................     *
         (b)  April 2004 .......................................................................     Filed Herewith


----------
* Incorporated by reference to Variable Annuity Account Five and Anchor National Life Insurance Company Registration Statement, File
      Nos. 333-66106 and 811-07727, filed July 27, 2001, accession number 0000950148-01-501305.

** Incorporated by reference to Variable Annuity Account Five and Anchor National Life Insurance Company Registration Statement Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-08859 and 811-07727, filed March 11, 1997, accession number 0000912057-97-008516.

+ Incorporated by reference to Variable Annuity Account Five and Anchor National Life Insurance Company Registration Statement, File Nos. 333-66106 and 811-07727, filed November 29, 2001, accession number 0000950148-01-502449.


++ Incorporated by reference to Variable Annuity Account Five and Anchor National Life Insurance Company Registration Statement Post-Effective Amendment No. 1 and Amendment No. 2, File Nos. 333-66106 and 811-07727, filed April 15, 2002, accession number 0000950148-02-001006.

+++ Incorporated by reference to Variable Annuity Account Five and AIG SunAmerica Life Assurance Company Registration Statement Post-Effective Amendment No. 3 and Amendment No. 4, File Nos. 333-66106 and 811-07727, filed April 24, 2003, accession number 0000950148-03-000988.

Item 25.  Directors and Officers of the Depositor
-------------------------------------------------

The officers and directors of AIG SunAmerica Life Assurance Company (AIG SunAmerica Life) are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                         POSITION
--------------------------------------------------------------------------------
Jay S. Wintrob               Director, Chief Executive Officer
Jana W. Greer*               Director and President
James R. Belardi             Director and Senior Vice President
Marc H. Gamsin               Director and Senior Vice President
N. Scott Gillis*             Director, Senior Vice President and Chief Financial
                             Officer
Gregory M. Outcalt           Senior Vice President
Edwin R. Raquel*             Senior Vice President and Chief Actuary
Stewart R. Polakov*          Senior Vice President and Controller
Christine A. Nixon           Senior Vice President and Secretary
Michael J. Akers**           Senior Vice President
J. Franklin Grey             Vice President
Edward T. Texeria*           Vice President
Virginia N. Puzon            Assistant Secretary

----------

*  21650 Oxnard Street, Woodland Hills, CA 91367
** 2919 Allen Parkway, Houston, TX 77019

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant


The Registrant is a separate account of AIG SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 filed herewith. An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-04-003302, filed March 15, 2004.


Item 27. Number of Contract Owners


As of March 31, 2004 the number of Seasons Triple Elite contracts funded by Variable Annuity Account Five was 1,982 of which 989 were qualified contracts and 993 were non-qualified contracts.


Item 28. Indemnification

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of Arizona, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws, which are incorporated herein by reference.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.




Item 29 Principal Underwriter

(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

      AIG SunAmerica Life Assurance Company -- Variable Separate Account
      AIG SunAmerica Life Assurance Company -- Variable Annuity Account One
      AIG SunAmerica Life Assurance Company -- Variable Annuity Account Two
      AIG SunAmerica Life Assurance Company -- Variable Annuity Account Four
      AIG SunAmerica Life Assurance Company -- Variable Annuity Account Five
      AIG SunAmerica Life Assurance Company -- Variable Annuity Account Seven AIG SunAmerica Life Assurance Company -- Variable Annuity Account Nine First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account
        Five
      First SunAmerica Life Insurance Company -- FS Variable Annuity Account
        Nine
      Presidential Life Insurance Company -- Variable Account One
      Anchor Series Trust
      Seasons Series Trust
      SunAmerica Series Trust
      SunAmerica Equity Funds issued by AIG SunAmerica
        Asset Management Corp. (AIG SAAMCo)
      SunAmerica Income Funds issued by AIG SAAMCo
      SunAmerica Money Market Funds, Inc. issued by AIG SAAMCo
      SunAmerica Senior Floating Rate Fund, Inc. issued by AIG SAAMCo
      SunAmerica Strategic Investment Series, Inc. issued by AIG SAAMCo SunAmerica Style Select Series, Inc. issued by AIG SAAMCo
      VALIC Company I and
      VALIC Company II

(b) Directors, Officers and principal place of business:

        Officers/Directors*            Position
        ------------------             --------
        Peter Harbeck                  Director
        J. Steven Neamtz               Director, President & Chief Executive
                                       Officer
        Robert M. Zakem                Director, Executive Vice President &
                                       Assistant Secretary
        Debbie Potash-Turner           Senior Vice President, Chief Financial Officer &
                                       Controller
        James Nichols                  Vice President
        Thomas Lynch                   Chief Compliance Officer
        Christine A. Nixon**           Secretary
        Virginia N. Puzon**            Assistant Secretary

* Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of the above officers/directors is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

** Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367 .

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

Registrant undertakes to: (a). file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b). include either (1) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c). deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Registrant hereby represents that it is relying upon a No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four of the No-Action Letter.

The Registrant and its Depositor are relying on the Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) -- (d) of the Rule have been complied with.

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Depositor represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement (Post-Effective Amendment No. 6 and 7; File Nos. 333-66106 and 811-07727), and has caused this Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 15th day of April, 2004.



                                   VARIABLE ANNUITY ACCOUNT FIVE
                                   (Registrant)


                                   By: AIG SUNAMERICA LIFE ASSURANCE
                                   COMPANY (Depositor)

                                   By:  /s/ Jay S. Wintrob
                                        ----------------------------------------
                                        Jay S. Wintrob, Chief Executive Officer

                                   AIG SUNAMERICA LIFE ASSURANCE
                                   COMPANY (Depositor)

                                   By:  /s/ Jay S. Wintrob
                                        ----------------------------------------
                                        Jay S. Wintrob, Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


SIGNATURE                           TITLE                               DATE
------------------------------------------------------------------------------------------

Jay S. Wintrob*                     Chief Executive Officer              April 15, 2004
-----------------------------       and Director
Jay S. Wintrob                      (Principal Executive Officer)

James R. Belardi*                   Director                             April 15, 2004
-----------------------------
James R. Belardi

Marc H. Gamsin*                     Director                             April 15, 2004
-----------------------------
Marc H. Gamsin


N. Scott Gillis*                    Senior Vice President, Chief         April 15, 2004
-----------------------------       Financial Officer and Director
N. Scott Gillis                     (Principal Financial Officer)

Jana Waring Greer*                  Director                             April 15, 2004
-----------------------------
Jana Waring Greer

Stewart R. Polakov*                 Senior Vice President and            April 15, 2004
-----------------------------       Controller (Principal Accounting
Stewart R. Polakov                  Officer)

*/s/ Mallary L. Reznik                                                   April 15, 2004
-----------------------------
Mallary L. Reznik,
Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit                 Description
-------                 -----------
 4(c)                   Guaranteed Minimum Withdrawal Benefit Endorsement
(10)                    Consent of Independent Accountants
(14)                    Diagram and Listing of All Persons Directly or
                        Indirectly Controlled By or Under Common Control with
                        AIG SunAmerica Life, the Depositor of Registrant
 15(b)                  Power of Attorney, April 2004